SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  JUNE 16, 2002
                        (Date of Earliest Event Reported)

                         DREYER'S GRAND ICE CREAM, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                  0-14190                94-2967523
      (State or other      (Commission File Number)      (IRS Employer
       Jurisdiction                                     Identification
     of incorporation)                                      Number)

                 5929 COLLEGE AVENUE, OAKLAND, CALIFORNIA 94618
          (Address of principal executive offices, including Zip Code)
                                 (510) 652-8187
              (Registrant's telephone number, including area code)

ITEM 5 - OTHER EVENTS.

            On June 16, 2001, Dreyer's Grand Ice Cream, Inc. ("Dreyer's") announced that Dreyer's, New December, Inc., a Delaware corporation and wholly owned subsidiary of Dreyer's, December Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of New December, Inc., Nestle Holdings, Inc, a Delaware corporation ("Nestle") and NICC Holdings, Inc, a Delaware corporation and wholly owned subsidiary of Nestle, entered into a definitive agreement and plan of merger and contribution (the "Merger Agreement"), dated as of June 16, 2002.

            Also on June 16, in connection with the Merger Agreement, T. Gary Rogers and William F. Cronk, III, the Chief Executive Officer of Dreyer's and the President of Dreyer's, respectively, and certain of their affiliates, entered into a voting agreement ("Voting Agreement") with Nestle in which, among other things, they agreed to vote their shares of Dreyer's in favor of the adoption of the Merger Agreement.

            A copy of the Merger Agreement (including several exhibits that will govern the successor company to Dreyer's at the effective time of the merger and the rights of that company's shareholders), the Voting Agreement and the press release issued by Dreyer's on June 16, 2002, are each attached hereto as exhibits and are each incorporated herein by reference.





ITEM 7(C) - EXHIBITS.


     2.1 Agreement and Plan of Merger and Contribution, dated as of June 16, 2002, by and among Dreyer's Grand Ice Cream, Inc., New December, Inc, December Merger Sub, Inc.,
              Nestle Holdings, Inc and NICC Holdings, Inc.

     2.2 Form of Certificate of Incorporation of New December, Inc. (Exhibit B to the Merger Agreement)

     2.3 Form of Governance Agreement, to be entered into by and among Nestle Holdings, Inc., Nestle S.A. and New
              December, Inc. (Exhibit D to the Merger Agreement)

     2.4      Form of By-Laws of New December, Inc. (Exhibit C to the
              Merger Agreement)

    10.1 Stockholder Voting Agreement, dated June 16, 2002, by and among Nestle Holdings, Inc., T. Gary Rogers, Kathleen T. Rogers, the Four Rogers Trust, the Rogers Revocable Trust, William F. Cronk, III, Janet M. Cronk, and the Cronk Revocable Trust.

    99.1      Press Release, dated June 17, 2002

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DREYER'S GRAND ICE CREAM,
                                          INC.


Date:  June 17, 2002                      By: /s/ Mark Lehocky
                                          Name: Mark Lehocky
                                          Title: General Counsel

                                EXHIBIT INDEX




     2.1 Agreement and Plan of Merger and Contribution, dated as of June 16, 2002, by and among Dreyer's Grand Ice Cream, Inc., New December, Inc, December Merger Sub, Inc., Nestle Holdings, Inc and NICC Holdings, Inc.

     2.2 Form of Certificate of Incorporation of New December, Inc. (Exhibit B to the Merger Agreement)

     2.3 Form of Governance Agreement, to be entered into by and among Nestle Holdings, Inc., Nestle S.A. and New December, Inc. (Exhibit D to the Merger Agreement)

     2.4      Form of By-Laws of New December, Inc. (Exhibit C to the
              Merger Agreement)

    10.1 Stockholder Voting Agreement, dated June 16, 2002, by and among Nestle Holdings, Inc., T. Gary Rogers, Kathleen T. Rogers, the Four Rogers Trust, the Rogers Revocable Trust, William F. Cronk, III, Janet M. Cronk, and the Cronk Revocable Trust.

    99.1      Press Release, dated June 17, 2002